Exhibit 10.16
EXECUTION VERSION

FIRST AMENDMENT TO THE ABL CREDIT AGREEMENT

This First Amendment (this “Amendment”) to the Existing ABL Credit Agreement referred to below is dated as of December 2, 2020 and is entered into by and among Williams Scotsman International, Inc., a Delaware corporation (the “Administrative Borrower”) and Bank of America, N.A., as administrative agent and collateral agent for itself and the other Secured Parties (collectively, in such capacities, the “Agent”).

RECITALS

WHEREAS, reference is made to the ABL Credit Agreement dated as of July 1, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing ABL Credit Agreement” and, as amended by this Amendment, the “Amended ABL Credit Agreement”), among the Borrowers, Holdings, the Lenders and Fronting Banks party thereto from time to time and Bank of America, N.A. as Agent;

WHEREAS, pursuant to Section 13.1.1(f) of the Existing ABL Credit Agreement, the Agent and the Administrative Borrower have jointly identified certain obvious errors or errors or omissions of a technical nature in certain provisions of the Existing ABL Credit Agreement and hereby agree to amend such provisions as described, and on the terms set forth, herein; and

WHEREAS, this Amendment shall become effective without any further action or consent of any other party to any Loan Document if this Amendment is not objected to in writing by the Required Lenders to the Agent within five (5) Business Days following receipt of notice hereof.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Capitalized terms used but not defined herein (including in the introductory paragraph hereof and the recitals hereto) shall have the meanings assigned to such terms in the Existing ABL Credit Agreement.

Section 2. Amended ABL Credit Agreement.

Subject to the occurrence of the First Amendment Effective Date, each of the Loan Parties and the Agent agree that the Existing ABL Credit Agreement is hereby amended as follows:

(a)    The definition of “Canadian Borrowing Base” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing any references to “any Canadian Loan Party” or “any Canadian Loan Parties” in such definition with a reference to “the Canadian Loan Parties”.

(b)    The definition of “UK Borrowing Base” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing any references to “any UK Loan Party” or “any UK Loan Parties” in such definition with a reference to “the UK Loan Parties”.

(c)    The definition of “US Borrowing Base” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by replacing any references to “any US Loan Party” or “any US Loan Parties” in such definition with a reference to “the US Loan Parties”.

Section 3. Conditions to Effectiveness of Amendment.

The effectiveness of this Amendment is subject to (a) the Agent executing this Amendment and receiving a duly executed counterpart of this Amendment from the Administrative Borrower, and this Amendment shall not have been objected to in writing by the Required Lenders to the Agent within five (5) Business Days following receipt of notice hereof (such date being the “First Amendment Effective Date”) and (b) all reasonable out-of-pocket expenses required to be paid on the First Amendment Effective Date pursuant to the Existing Credit Agreement, to the extent invoiced at least two Business Days prior to the First Amendment Effective Date (except as otherwise agreed to by the Borrowers) having been paid prior to or substantially concurrently with the effectiveness of this Amendment.

Section 4. Effect on the Loan Documents.

(a)     As of the First Amendment Effective Date, each reference in the Amended ABL Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the “Credit Agreement” (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Amended ABL Credit Agreement.

Exhibit 10.16
(b)     Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Fronting Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents, except as expressly contemplated hereby.

(d)     The parties hereto acknowledge and agree that, on and after the First Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended ABL Credit Agreement.

Section 5. GOVERNING LAW. THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6. Miscellaneous.

(a) This Amendment is binding and enforceable as of the First Amendment Effective Date against each party hereto, the Lenders, the Fronting Banks and their respective successors and permitted assigns.

(b) Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(c) Each of the parties hereto hereby agrees that Sections 13.6, 13.8, 13.14, 13.15 and 13.16 of the Existing ABL Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.

[SIGNATURE PAGES FOLLOW]

Exhibit 10.16
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers or representatives as of the day and year first above written.

WILLIAMS SCOTSMAN INTERNATIONAL,
INC., as Administrative Borrower

WILLIAMS SCOTSMAN INTERNATIONAL, INC., as Administrative Borrower
By:	/s/ TIMOTHY D. BOSWELL
Timothy D. Boswell
Chief Financial Officer

[Signature Page to First Amendment to the ABL Credit Agreement]

Exhibit 10.16

AGENT: BANK OF AMERICA, N.A., as Agent
By:	/s/ GREGORY KRESS
Gregory Kress
Senior Vice President

[Signature Page to First Amendment to the ABL Credit Agreement]